

Dorchester Minerals, LP
Annual Meeting

May 20, 2015



Forward-Looking Statements

Portions of this document may constitute "forward-looking statements" as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission.



Overview of 2014 Results

Activity → Reserves → Production → Distributions

Overview of 2014 Results

Activity → Reserves → Production → Distributions



2014 Activity

- **Minimal activity in most dry gas plays**
  - Mid-Continent, Fayetteville and Barnett Shale
- **Fever-pitch in Bakken and Midland Basin**
  - Confirmation of prospectivity of multiple benches
  - Efficiency and technology enhancements
- **Fulfillment of Minerals NPI strategy**
  - Bakken non-consent returns > market rate leasing
  - Midland Basin participation and non-consent results early, but encouraging
- **Prudent acquisition parameters restrict competitiveness**
  - Bakken and Midland Basin potential
- **Fall 2014 price drop results in significant drop in activity**

Overview of 2014 Results

Activity → **Reserves** → Production → Distributions



2014 Reserves

- Total Proved Reserves of 90.2 Bcfe on 12/31/2014
  - All reserves are Proved Developed Producing (PDP)
  - Demonstrated history of positive revisions
  - Cumulative revisions since inception account for 133% of total reserves at year-end
  - Driving factors including new plays, field extensions, infill drilling, and new technology


Year-end Reserves (Bcfe)
100
80
60
40
20
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Base
Revisions
Acquisitions


Natural Gas 62%
Oil & Cond. 34%
Plant Products 4%

Note: 12.5 Bcfe of acquired reserves at time transactions closed. Gas-Oil equivalency of 6:1 ratio is used throughout this presentation

2014 Reserves

- Revisions to Reported PDP Reserves


Equivalent Reserves (Bcfe)
100
90
80
70
60
50
40
30
20
10
0
91.0
2014 Production 11.6 Bcfe
2014 Divestitures 2.4 Bcfe
77.0
90.2
13.2
77.0
Total Reserves
2014 Revisions
2014 Pro Forma
2014 Reserve Replacement 114%
Year-over-year Change in Reserves (1%)
12/31/2013 Reserves
12/31/2014 Pro Forma
12/31/2014 Reserves



2014 Reserves

- Composition of Proved Reserves

Geographic Breakdown



Bakken 10%
Rockies 3%
Other 7%
Barnett Shale 8%
Mid-Continent 6%
South TX/ Gulf Coast 4%
Fayetteville Shale 11%
Hugoton 24%
Permian Basin 27%

Royalty-NPI Split



Equivalent Reserves (Bcfe)
70
60
50
40
30
20
10
0
53.7 Bcfe
36.5 Bcfe
Royalty 60%
NPI 40%
Royalty
NPI
Oil & PP
Gas

Overview of 2014 Results

Activity → Reserves → **Production** → Distributions



2014 Production

- Natural Gas Production
  - Gas production has decreased due to natural decline in the Hugoton field and reduced Barnett and Fayetteville activity
  - Only 3 new Barnett wells on production since 2011


Daily Gas Rate (Mcfd)
100,000
10,000
1,000
Barnett Acquisition
Sale of Kansas Hugoton Ops
Started reporting Plant Products as liquid equivalent
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Note: Plant product volumes included as gas equivalent prior to 2014. Graphs Include NPI volumes for all periods, regardless of surplus/deficit status.



2014 Production

- Oil and Plant Products Production
  - Stable base production from large, mature Permian oil fields
  - Recent increase in oil production from new Bakken and Permian activity


Daily Oil Rate (bopd)
Daily Plant Products Rate (boepd)
10,000
1,000
100
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Maecenas Acquisition
Began calculating plant products as liquid equivalent in 2014

Note: Plant Product volumes calculated from Plant Products revenue based on Mt. Belvieu propane prices. Prior to 2014 Products included as gas equiv.



2014 Production

- Contribution from Diverse Sources
  - New plays have replaced declines in legacy assets
  - Opportunities for production growth in mature basins


South TX/ Gulf Coast 5%
Mid-Continent 6%
Barnett Shale 6%
Bakken 7%
Permian Basin 24%
Hugoton 23%
Fayetteville Shale 16%
Other 13%

Daily Equivalent Rate (Mcfed)


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses



2014 Production

- Portfolio Has Shifted Over Time
  - 2003-2012 → Royalties increased from 48% to 62% due to mineral acquisitions, new drilling on legacy properties, and natural declines in Hugoton field
  - 2011-2014 → Royalties decreased to 54% at year-end due to NPI participation and declines in royalty gas

2014 Royalty-NPI Production Split


60%
50%
40%
30%
20%
10%
0%
Oil & PP
Gas
Royalty
NPI

Daily Equivalent Rate (Mcfed)


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Net Profits Interests
Royalty
2003
2005
2007
2009
2011
2013
2015

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses

Overview of 2014 Results

Activity → Reserves → Production → **Distributions**



2014 Distributions

- Cash Distributions Paid in Calendar 2014
  - Reflects Q4 2013 to Q3 2014 activity


Royalty Revenue
$54.0 MM
NPI Revenue
$9.0 MM
Other Revenue
$4.2 MM
Total Revenue
$67.2 MM
LP Distribution
$58.4 MM
GP Distribution
$2.1 MM
Total Expenses
$6.7 MM



2014 Distributions

- Components and Prices
  - Royalty properties contributed 80% to total 2014 LP distributions
  - Gross Revenue → 18% gas sales, 80% oil & NGL sales, 2% other revenue
  - NPI contribution has decreased → No Minerals NPI payment since July 2013


LP Distribution History ($/unit)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Royalties
NPI
Other Revenue


Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Gas Price
Oil Price

Note: Oil and gas prices represent realized prices from royalty properties.

Property Discussion

- Activity Overview
- Minerals NPI
- Core Midland Basin
- Bakken/Three Forks
- Fayetteville
- Hugoton

Royalty Overview

- Leasing and Development Activity
  - Consummated 107 leases in 32 counties/ parishes in five states
  - Lease bonus payments up to $3,750/acre
  - Initial royalty terms up to 25%
  - Identified 442 new wells on royalty properties in eight states
  - Fayetteville Shale activity decreased in 2014
  - 94 active lease offers as of May 2015

Note: New well count based on division orders and initial revenue payments received in 2014



Net Profits Interests Overview

- NPI Provides Exposure to Working Interest Potential Without Generating UBTI
  - Currently five NPI groups
  - Capitalize on strong negotiating position to capture additional value
  - Leverage information franchise
  - Working Interests derived from multiple sources
    - "Heads up" participation (North Dakota & Texas)
    - Leases with contractual participation option (Fayetteville)
    - Non-consent back-in after payout (North Dakota)
    - Unleased cotenancy (Texas)
  - Minerals NPI represents the majority of new development activity
  - Added 124 new wells located in Arkansas, Montana, North Dakota, New Mexico, Oklahoma and Texas

Note: New well count based on division orders and initial revenue payments received in 2014



Net Profits Interests Production

- Relative contribution of NPIs has shifted over time
  - Hugoton accounted for 96% of NPI production at inception → 44% in Q4 2014
  - Minerals NPI volumes prior to Q3 2011 were not included in DMLP results


Daily Equivalent Rate (Mcfed)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Hugoton NPI
Other NPIs
Minerals NPI
Min NPI (Before Payout)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes.

Minerals NPI

- Production by Product
  - Gas production has declined since 2012, but oil production has increased by 300% over the same period


Daily Oil Rate (boepd)
Daily Plant Products Rate (boepd)
Daily Gas Rate (Mcfd)
10,000
1,000
100
1,000
100
10
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes. Prior to 2014 Plant Products included as gas equivalent.

Minerals NPI

- Components of Production
  - New Areas: MT Bakken (2006), Fayetteville (2007), ND Bakken (2009), Permian (2010)
  - Additional working interest opportunities in Bakken and Permian


Daily Equivalent Rate (Mcfed)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Miscellaneous
Fayetteville
Permian
Bakken
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes.



Minerals NPI

- Activity from August 2013 through March 2015

Cash on Hand @ 07/31/2013	$ 5.0 MM
Cumulative Revenue	$33.7 MM
Cumulative Expense (LOE, taxes, etc)	($ 8.3 MM)
Cumulative Operating Income	$25.4 MM
Cumulative CAPEX Spent	($26.1 MM)
Cash Flow During Period	($ 0.7 MM)
Cash on Hand @ 03/31/2015	$ 4.3 MM
Capital Commitments @ 07/31/2013	($ 5.0 MM)
Additional Commitments During Period	($ 5.7 MM)
Capital Commitments @ 03/31/2015	($10.7 MM)

Cumulative Surplus (Deficit) **($ 6.4 MM)**

Outstanding Capital Commitments

By Play	
Bakken	($ 9.8 MM)
Other Basins	($ 0.9 MM)
Total Capital Commitments	($10.7 MM)

By Status	
Wells in Pay Status	($ 4.8 MM)
Wells not in Pay Status	($ 5.9 MM)
Total Capital Commitments	($10.7 MM)

Note: Aug 1, 2013 to Mar 31, 2015 represents the time period since the last Minerals NPI payment during which the Minerals NPI has been in deficit status.

Minerals NPI

- Activity from August 2013 through March 2015
  - Deficit has improved since September 2014
  - Revenue from recent wells and declining capital commitments



Balance ($ Millions)
$0
($5)
($10)
($15)
($20)
($25)
Jul-2013
Jan-2014
Jul-2014
Jan-2015
Available Cash
Budgeted Capital Balance
Minerals NPI Deficit Balance
As of 03/31/2015
Minerals NPI Deficit $6.4 MM
Minerals NPI Cash on Hand $4.3 MM
Budgeted Capital Balance $10.7 MM

Note: Aug 1, 2013 to Mar 31, 2015 represents the time period since the last Minerals NPI payment during which the Minerals NPI has been in deficit status.



Non-Consent/Non-Participation

- Texas
  - Unleased mineral owner backs in for full working interest after operator recovers 100% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered
100% WI
100% NRI
to DMOLP

- North Dakota
  - Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered
100% WI
84% NRI
to DMOLP
16% NRI
to DMLP

Non-Consent/Non-Participation

- Texas
  - Unleased mineral owner backs in for full working interest after operator recovers 100% of costs

Selected Texas Counties	N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Ector	58	20	0.000%	13.015%
Gaines	16	6	0.000%	3.331%
Midland	65	4	0.000%	3.798%
Upton	188	74	0.000%	2.763%
Total	327	104	0.000%	4.815%

- North Dakota
  - Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs

Selected North Dakota Counties	N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Burke	26	0	0.165%	0.702%
Divide	38	2	0.267%	1.551%
Dunn	31	3	0.706%	4.326%
McKenzie	79	16	0.297%	1.851%
Mountrail	79	14	0.752%	3.631%
Williams	83	8	0.481%	2.977%
Total	336	43	0.474%	2.653%

Note: Only 41 of 43 ND paid out wells are "in pay" status

Minerals NPI

- Production by Interest Type
  - First Bakken Non-consent payout in 2009, Texas payouts ongoing since 2006
  - Production decline rates are lower when payout occurs

Daily Equivalent Rate (Mcfed)


9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Participation
Non-Consent Back-in
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes.



Core Midland Basin

- Emerging Horizontal Wolfcamp Play


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
CROCKETT

- Varying undivided interests in ~200,000 gross acres
- Unleased below the Spraberry in numerous tracts

Core Midland Basin Production (boepd)


600
500
400
300
200
100
0
Midland Basin - NPI
Midland Basin - Royalty
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes from Glasscock, Midland, Reagan, and Upton Counties. Acreage total limited to the same counties.



Core Midland Basin

- Effect of well elections on production profile
  - Single Operator in Upton Co, Texas


Daily Equivalent Rate (boepd)
Well Count
1,000
100
10
20
18
16
14
12
10
8
6
4
2
0
Non-Consent boepd
Participate Boepd
Non-Consent Well Count
Participation Well Count
Last participation well brought on production
First back-in WI APO
2012
2013
2014

- NPI participation in 36 wells
- Operator declined DMLP's elections to participate after 2013
- Production decline begins early 2014
- Wells continue to be added but DMLP has no interest until payout
- Incremental volumes added as non-consent wells reach payout status


Core Midland Basin Production (boepd)
600
500
400
300
200
100
0
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes from Glasscock, Midland, Reagan, and Upton Counties. Acreage total limited to the same counties.

Core Midland Basin

- Example: Selected Upton/Midland County Holdings
  - Varying undivided interests – 4.2% interest in 42,800 gross acres
  - Unleased below the Spraberry in numerous tracts
  - Over 70 Horizontal Wolfcamp wells permitted on DMLP acreage


Midland Co.
Upton Co.



Bakken/Three Forks

- Williston Basin – Northwestern North Dakota
  - DMLP owns 70,390 gross acres/8,905 net acres
  - Producing 1,100 boepd at year-end 2014 → 82% from Working Interests
  - Production increases driven by continued participation and improved completions
  - 2015 activity focused on core acreage

Well Count


140
120
100
80
60
40
20
0
Non-Consent Elections
Participation Elections
2008
2010
2012
2014

Net Daily Production (boepd)


1,200
1,000
800
600
400
200
0
NPI
Royalty
2008
2010
2012
2014

Note: Production graph limited to "in pay" volumes from six county core area.

Bakken/Three Forks

- Williston Basin – Northwestern North Dakota
  - DMLP owns 70,390 gross acres/8,905 net acres



DIVIDE
BURKE
WILLIAMS
MOUNTRAIL
MCKENZIE
DUNN

	Well Count	Average BPO NRI	Average APO NRI
Completed as Producers	509	0.848%	2.173%
Drilling/Completion (or confidential)	82	1.089%	1.253%
Permitted AND Proposed	11	0.130%	0.145%
Permitted NOT Proposed	63	TBD	TBD
Total	665	0.869%	2.013%

Note: NRI values are the sum of DMLP and DMOLP NRIs.



Bakken/Three Forks

- Non-Consent Elections – A Look Back

	302 Non-Consent Wells		41 Back-in WI Wells
	~16% Royalty	*Incremental 4% Royalty*	*84% NRI After Payout*
Revenue	$17.8 MM	$4.5 MM	$14.3 MM
LOE/Tax	($2.3 MM)	($0.6 MM)	($2.9 MM)
CAPEX	---	---	($0.3 MM)
Net Cash	$15.5 MM	$3.9 MM	$11.1 MM
Other Considerations	• Lease Bonus		• Working Interest Upside • Well Information/Risk Mitigation • Lease Bonus

- Incremental 4% Royalty reflects the difference between statutory rate (16%) and assumed "Market Rate" (20%)
- Cashflow attributable to 84% NRI APO in 41 wells equals 2.8X cashflow from 4% Incremental Royalty from ALL non-consent wells
- Preserves the option to participate (or lease) in the future

Note: Revenue and well count only include wells in pay status.

Bakken/Three Forks

- Non-Consent Elections – A Look Back
  - Payout depends on actual CAPEX spent, production, oil prices, etc.
  - Numerous wells likely to payout in the future → cannot predict how many or when


Cumulative Production (BOE)
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Back-in WI After Payout Wells
Non-Consent Wells (Not Paid Out)
0
50
100
150
200
250
300
Non-Consent Well Count

Note: Cumulative production volumes through February 2015 for all non-consent wells, regardless of pay status.



Bakken/Three Forks

- Example: 22-155N-94W, Mountrail Co. (149 net acres)



Well Name (Operator)	Election	BPO NRI	APO NRI	Peak Avg. Rate (boepd)
EN-Jeffrey 155-94-2215H-1 (Hess)	Participate	5.825%	5.825%	1,526
EN-Jeffrey 155-94-2215H-2 (Hess)	N/C	0.932%	5.825%	1,266
EN-Jeffrey 155-94-2215H-3 (Hess)	N/C	0.932%	5.825%	1,030
EN-Jeffrey 155-94-2215H-4 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-5 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-6 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-7 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-8 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-9 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey A 155-94-2734H-1 (Hess)	N/C	0.932%	5.825%	1,265
EN-Jeffrey A 155-94-2734H-2 (Hess)	N/C	0.932%	5.825%	1,866
EN-Jeffrey A 155-94-2734H-3 (Hess)	Participate	5.825%	5.825%	1,021
EN-Jeffrey A 155-94-2734H-4 (Hess)	Participate	5.825%	5.825%	1,071
EN-Jeffrey A 155-94-2734H-5 (Hess)	Participate	5.825%	5.825%	1,034
EN-Jeffrey A 155-94-2734H-6 (Hess)	Participate	5.825%	5.825%	1,205
EN-Jeffrey A 155-94-2734H-7 (Hess)	Participate	5.825%	5.825%	2,013
EN-Jeffrey A 155-94-2734H-8 (Hess)	Participate	5.825%	5.825%	983
EN-Jeffrey A 155-94-2734H-9 (Hess)	Participate	5.825%	5.825%	1,304

Produced 975,000 boe from 12 wells since Jan 2013

Note: NRI values are the sum of DMLP and DMOLP NRIs. "N/C" indicates Non-Consent election.



Fayetteville Shale

- Eastern Arkoma Basin – Northern Arkansas
  - DMLP owns 23,336 gross/11,464 net acres in 196 sections
  - 457 wells producing 3.9 MMcfd at year-end 2014 → 46% from Working Interests
  - Production has decreased as a result of decreased activity



New Wells on Production
120
100
80
60
40
20
0
Working Interest Wells
Royalty Interest Wells
2006
2008
2010
2012
2014



Net Daily Production (Mcfd)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Net WI Production
Net RI Production
2006
2008
2010
2012
2014

Note: Production graph limited to "in pay" volumes.

Fayetteville Shale

- Eastern Arkoma Basin – Northern Arkansas
  - Fewer wells are being drilled and average interest is smaller
  - Initial rates have improved 64% since 2012
  - Only 4 wells spud on DMLP acreage in Q1 2015 → All SEECO, 3 wells in single unit

Average NRI of New Wells



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2006
2008
2010
2012
2014

Average Initial Production Rate (Mcfd)



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2006
2008
2010
2012
2014

Note: Initial Production Rate as reported to AOGC and limited to wells in which DMLP owns an interest. Average NRI includes NPI and royalty interests.



Hugoton Operated Properties

- Hugoton Field – Oklahoma Panhandle
  - Divested Kansas operations in Sept 2014 – average net sales of 2.8 MMcfd
  - 2014 production within 1.0% of projection
  - Year-over-year production decline of 7.0% with a 1.2% decrease in net reserves
  - Ongoing well optimization and cost-saving initiatives, but limited upside potential


Daily Gas Rate (Mcfd)
Well Count
100,000
10,000
1,000
200
150
100
50
0
2003
2005
2007
2009
2011
2013
Sale of Kansas Hugoton Ops

Note: Gas rate based on sales volumes



Dorchester Minerals, LP
Annual Meeting

May 20, 2015

Appendix

Portfolio Overview

- Geographically Diverse – 574 counties in 25 states
  - 377,000 net mineral acres (2,307,000 gross acres)
  - Varying NPRI's, ORRI's and leasehold interests in an additional 860,000 gross acres
  - Majority of acreage is undeveloped – deep rights unleased in multiple tracts
  - Wide geographic spread including most major producing basins
  - Assets range from mature legacy production to areas with exploratory potential



Williston
110,000 net acres
Appalachia
26,000 net acres
Rockies
5,000 net acres
Eastern
26,000 net acres
Mid-Continent
34,000 net acres
Texas
152,000 net acres
Gulf Coast
20,000 net acres
Other
4,000 net acres

Basin/Area	Legacy Production	Ongoing Development	Expansion Potential
West Texas Southeast NM	Denver Unit Wasson	Wolfberry Bone Springs	Delaware Basin West TX Overthrust
Gulf Coast South Texas	Jeffress McAllen Ranch		Horizontal Wilcox
Mid-Continent	Hugoton	Fayetteville	Horizontal Granite Wash
Williston Basin	Nesson Anticline	Bakken /TF Red River	Three Forks (lower benches)
Appalachia		Marcellus	Utica Upper Devonian

Note: Acreage count as of 12/31/2014. Gross acres are not additive due to overlapping ownership among categories

2014 Reserves

- History of Positive Reserve Revisions
  - Cumulative Reserve Revisions have exceeded 100% of Current Reserves


Equivalent Reserves (Bcfe)
120
100
80
60
40
20
0
(20)
(40)
106.5
Initial Reserves
12.5
Acquisitions
94.0
2003-2014
Production
(139.1 Bcfe)
(32.6)
90.2
Total
Reserves
122.8
Reserve
Revisions
01/31/2003
Reserves
12/31/2014
Pro Forma
12/31/2014
Reserves

2014 Production

- Plant Products Contribution
  - Plant Products (PP) includes all production revenue other than that from oil and gas
  - Volumes may be reported in barrels, cubic feet, gallons, bushels, etc. (or none)
  - Equivalent PP volumes are calculated from total PP revenue based on propane price
  - Equivalent PP volumes are sensitive to numerous factors including: gas prices, NGL prices, gas-oil price ratio, gas composition, and operator payment practices


Daily Plant Products Rate (boepd)
Propane Price ($/bbl)
400
350
300
250
200
150
100
50
0
$80
$70
$60
$50
$40
$30
$20
$10
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014
Plant Products (Equivalent Volume)
Mt. Belvieu Propane Price ($/bbl)



2014 Production

- Plant Products Example – Permian Royalty
  - Calculated PP Volumes are highly dependent on operators' marketing elections
  - May be reported by operator as a BTU adjustment to natural gas sales price (resulting in a premium to index) or a separate PP volume stream


Net Revenue from Gas/Plant Products
Gas Price
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Permian Plant Products Revenue
Permian Gas Revenue
Henry Hub Gas Price
Realized Gas Price
Gas Price Premium to Henry Hub
Jan-2012
Jan-2013
Jan-2014
Jan-2015

Note: Example excludes all revenue attributable to oil, condensate, and net profits interests

Minerals NPI

- What is the Minerals NPI and How Does it Work?
  - **Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).**
  - **DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.**
  - **This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.**
  - **DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP) subject to the terms of the Minerals NPI.**
  - **DMOLP is an indirect wholly owned affiliate of DMLP's General Partner.**
  - **DMOLP funds all costs associated with this right, including drilling and completion costs.**
  - **DMLP and its partners are not liable for any costs or expenses.**
  - **DMOLP pays to DMLP 96.97% of the monthly "Net Proceeds" attributable to the properties subject to the Minerals NPI.**
  - **Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called "Payout") pays 96.97% of net cashflow to DMLP.**
  - **LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow → 99% x 96.97% = 96%.**
  - **The Minerals NPI achieved payout status in September 2011 and contributed to our Q4 2011 distribution.**



Minerals NPI

- What is the Minerals NPI and How Does it Work?


DMLP
Lease to third party for royalty and optional participation right
Participation right assigned to DMOLP
DMOLP pays 100% of costs and receives 100% of revenue plus interest equivalent on total NPI basis
Royalty (100% of cash flow)
NPI payment (96.97% of cash flow)
Distributable Cash
Limited Partners 96% of royalties 99% of NPI's 96% of Expenses
General Partner 4% of royalties 1% of NPI's 4% of Expenses



Distributions

- Distribution Determinations
  - Period from October 2013 through September 2014

	($ thousands) Limited Partners	General Partner
4% of Net Cash Receipts from Royalty Properties	$ --------	$2,061
96% of Net Cash Receipts from Royalty Properties	$49,474	$ --------
1% of Net Profits Interests Paid to our Partnership	$ --------	$ 90
99% of Net Profits Interests Paid to our Partnership	$ 8,914	$ --------
Total Distributions	$58,388	$2,151
Operating Partnership Share (3.03% of Net Proceeds)	$ --------	$ 281
Total General Partner Share		$2,432
% Total	**96%**	**4%**



Management Ownership

- Alignment of GP and LP interests
  - GP has no incentive distribution rights – fixed sharing ratio
  - Management's LP interest exceeds its GP interest
  - Not incentivized to make dilutive transactions



2014 Cash Distributions $60.5 MM
3.4 %
11.5 %
85.1 %
Mgmt GP
$2.1 MM
Mgmt LP*
$7.0 MM
Mgmt LP is 3.3 times Mgmt GP
Other LP
$51.4 MM

* Management LP interest includes LP units owned by officers, managers and their immediate families.



Effects of Operating Leverage

- Royalty Interest vs. NPI

	Royalty Interest	Net Profits Interest
Production Volume	1,000 Mcf	1,000 Mcf
Gas Price	$4.00/Mcf	$4.00/Mcf
Revenue	$4,000	$4,000
Fixed Production Costs	($0)	($1,000)
Operating Income	$4,000	$3,000
Net Interest	25% Royalty	25% NPI
Net Cash Flow	$1,000	$750

25% Increase in Gas Price

	Royalty Interest	Net Profits Interest
Production Volume	1,000 Mcf	1,000 Mcf
Gas Price	$5.00/Mcf	$5.00/Mcf
Revenue	$5,000	$5,000
Fixed Production Costs	($0)	($1,000)
Operating Income	$5,000	$4,000
Net Interest	25% Royalty	25% NPI
Net Cash Flow	$1,250	$1,000

25% Increase in Royalty Cash Flow

33% Increase in NPI Cash Flow

Royalty Cash Receipts

- Long delay between production and cash distribution
  - Cash receipts extend over multiple months due to adjustments, releases, etc.
  - Prices can change dramatically between production and payment of distribution
  - Example of a typical cash receipt cycle :


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Peer Group Comparison

- Market Performance
  - Pure royalties lack operating leverage inherent in net profits interests → Less volatility
  - Outperformance in low price environment due to lower fixed cost structure

5-Year Normalized Returns (distributions reinvested)


250
200
150
100
50
0
2010
2011
2012
2013
2014
2015
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

Note: Dist. reinvested on last day of quarter



Dorchester Minerals, LP
Annual Meeting

May 20, 2015